UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Monster Worldwide, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONSTER WORLDWIDE, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

MONSTER WORLDWIDE, INC

622 THIRD AVENUE

39TH FLOOR

NEW YORK, NY 10017

Stockholder Meeting to be held on 06/03/08

Proxy Material Available

•      Notice and Proxy Statement

•      Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/20/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	- www.proxyvote.com
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See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type:	Annual
Meeting Date:	06/03/08
Meeting Time:	9:00 A.M.
For holders as of:	04/08/08

Meeting Location:

Grand Hyatt New York

Manhattan Ballroom

109 East 42nd Street

New York, NY 10017

How To Vote

Vote In Person

To obtain directions to attend the meeting and vote in person, please call the Company’s Investor Relations at: 212-351-7032. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

1.	ELECTION OF DIRECTORS

Nominees:

01) Salvatore Iannuzzi
02) Robert J. Chrenc
03) John Gaulding
04) Edmund P. Giambastiani, Jr.
05) Ronald J. Kramer
06) David A. Stein
07) Timothy T. Yates

2.	APPROVAL OF THE MONSTER WORLDWIDE, INC. 2008 EQUITY INCENTIVE PLAN

3.	APPROVAL OF THE MONSTER WORLDWIDE, INC. EXECUTIVE INCENTIVE PLAN

4.	RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS MONSTER WORLDWIDE, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008

The Company’s Board of Directors recommends that you vote For all of the nominees in proposal 1 and For proposals 2, 3 and 4.

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